                                                                EXECUTION COPY

                                                                Exhibit 10(ee)




                              PLEDGE AGREEMENT


                          Dated as of June 3, 1998



                                   between



                       AMERICAN CRYSTAL SUGAR COMPANY

                                     and


              FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,

                             as Collateral Agent

                                TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Section 1.  Definitions; Interpretations.                        1

Section 2.  Representations; Warranties and Covenants.           2

Section 3.  The Pledge.                                          4

Section 4.  Covenants.                                           5

Section 5.  Further Assurances; Remedies.                        7
     5.01   Delivery and Other Perfection.                       7
     5.02   Other Financing Statements and Liens.                8
     5.03   Preservation of Rights.                              8
     5.04   Collateral.                                          8
     5.05   Events of Default, Etc.                              9
     5.06   Deficiency.                                         10
     5.07   Removals, Etc.                                      10
     5.08   Private Sale.                                       11
     5.09   Application of Proceeds.                            11
     5.10   Attorney-in-Fact.                                   11
     5.11   Perfection.                                         11
     5.12   Termination.                                        11
     5.13   Expenses.                                           12
     5.14   Further Assurances.                                 12

Section 6.  Miscellaneous.                                      12
     6.01   No Waiver.                                          12
     6.02   Notices.                                            12
     6.03   Waivers, Etc.                                       13
     6.04   Successors and Assigns.                             13
     6.05   Counterparts.                                       13
     6.06   Agents.                                             13
     6.07   Severability.                                       13
     6.08   Headings.                                           13
     6.09   Limitation of Liability.                            13
     6.10   Security Interest Absolute.                         13
     6.11   Subrogation.                                        14
     6.12   Reinstatement.                                      14
     6.13   Jurisdiction and Process.                           15
     6.14   No Third Party Beneficiaries.                       15
     6.15   Governing Law.                                      16
     6.16   Waiver of Jury Trial.                               16


          PLEDGE AGREEMENT (this "AGREEMENT") dated as of June 3, 1998 between American Crystal Sugar Company, a Minnesota Cooperative corporation (the "PLEDGOR") and First Union Trust Company, National Association, as Collateral Agent for the Noteholders under the Note Purchase Agreement referred to below (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT").

          CRYSTECH, LLC, a Delaware limited liability company (the "COMPANY"), and Crystech Senior Lender Trust (the "PURCHASER") are parties to a Note Purchase Agreement dated as of June 3, 1998 (as amended, modified and supplemented and in effect from time to time, the "NOTE PURCHASE AGREEMENT"), providing, subject to the terms and conditions thereof, INTER ALIA, for the issuance by the Company to the Purchaser of U.S. $86,005,000 aggregate principal amount of its Senior Secured Notes due 2007 (together with all notes delivered in substitution or exchange for any of said Notes pursuant to the Note Purchase Agreement and additional Notes issued in lieu of interest or fees payable under the Note Purchase Agreement, the "NOTES").

          To induce the Purchaser to purchase the Notes and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

          Section 1.  DEFINITIONS; INTERPRETATIONS.

          (a) DEFINITIONS. Terms defined in the Note Purchase Agreement are used herein as defined therein, unless otherwise defined herein. In addition, as used herein the following terms shall have the following respective meanings (all terms defined in this Section 1 and in the other provisions of this Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

          "COLLATERAL" shall have the meaning assigned to such term in
     Section 3 hereof.

          "COMPANY LLC AGREEMENT" shall mean the Limited Liability Company Agreement of Crystech, LLC, entered into and made effective as of May 1, 1998 by and among the Pledgor and each other holder of a Membership Interest of the Company.

          "MEMBERSHIP INTERESTS" shall have the meaning assigned to such term in the Company LLC Agreement.

          "RECORDS" shall have the meaning assigned to such term in Section 2(a) hereof.

          "SECURED OBLIGATIONS" shall mean (a) the principal of, interest on and Make-Whole Amount, if any, payable with respect to the Notes and (b) all other amounts from time to time payable to the Collateral Agent or any Noteholder under the Note Purchase Agreement or any other Financing Document.

          "TERMINATION DATE" shall mean the date on which the Secured Parties shall have received final payment in full of all Secured Obligations and all other amounts owing to the Secured Parties under the Financing Documents.

          "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as adopted by the State of New York.

          (b) INTERPRETATION. Except as otherwise specified in this Agreement or as the context otherwise requires, any reference in this Agreement to any agreement, contract or document shall mean such agreement, contract or document and all schedules, exhibits, attachments, appendices and annexes thereto, as amended, supplemented or modified and in effect from time to time. Unless otherwise stated, any reference in this Agreement to any Person shall include its permitted successors and assigns and, in the case of any Government Agency, any Person succeeding to its functions and capacities. In addition, any term defined or used herein in the singular will be deemed to have the same meanings when used in the plural and VICE VERSA. Any reference in this Agreement to any Section or Annex means and refers to the Section contained in or Annex attached to this Agreement.

          Section 2.  REPRESENTATIONS; WARRANTIES AND COVENANTS.
The Pledgor represents, warrants and covenants to the Secured Parties that:

          (a) The chief place of business and chief executive office of the Pledgor and the office where the Pledgor keeps its records concerning the Collateral (hereinafter, collectively called the "RECORDS") is located at __________________________.

          (b) The Pledgor is a cooperative corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and is duly qualified to do business and is in good standing in all places where necessary in light of the business it conducts and the Property it owns and intends to conduct and own and in light of the transactions contemplated by this Agreement. No filing, recording, publishing or other act that has not been made or done is necessary or desirable in connection with the existence or good standing of the Pledgor or the conduct of its business.

          (c) The Pledgor has the full power, authority and legal right to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by the Pledgor of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and

                               PLEDGE AGREEMENT
     shareholder action. This Agreement has been duly executed and delivered by the Pledgor, has not been amended or otherwise modified, is in full force and effect and is the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement thereof is sought in a proceeding at law or in equity). The Pledgor is not in default in the performance of any covenant or obligation set forth in any indenture or loan or credit agreement, agreement, lease or instrument to which it is a party or by which its Properties may be bound or affected, which default has, or could reasonably be expected to have, a material adverse effect on the Pledgor or the ability of the Pledgor to fulfill its obligations under this agreement.

          (d) The execution, delivery and performance by the Pledgor of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) require any consent or approval of the board of directors or any shareholder of the Pledgor or any other Person that has not been duly obtained and each such consent or approval that has been obtained is in full force and effect, (ii) violate any provision of the certificate of incorporation or the by-laws of the Pledgor or any Governmental Rule or Governmental Approval applicable to the Pledgor,
     (iii) conflict with, result in a breach of or constitute a default under the certificate of incorporation, by-laws or any resolution of the board of directors of the Pledgor or any indenture or loan or credit agreement or other agreement, lease or instrument to which the Pledgor is a party or by which it or its Properties may be bound or affected or (iv) result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Pledgor (other than any shares acquired by the Pledgor as a result of a consolidation or merger of the Company). The Pledgor is not in violation of any such Governmental Rule or Governmental Approval or such certificate of incorporation or by-laws or in breach of or default under any indenture, loan agreement or credit agreement or other material agreement, lease or instrument referred to in clause (iii) above which violation, breach or default has or could reasonably be expected to have a material adverse effect on the Pledgor or the ability of the Pledgor to fulfill its obligations under this Agreement.

          (e) This Agreement creates in favor of the Collateral Agent for the equal and ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on and security interest in all of the Collateral, subject to no equal or prior Lien securing the payment and performance of the Secured Obligations, and all filings and other actions necessary or desirable to create, preserve, validate, perfect and protect such Lien and the priority thereof have been duly made or taken.

                               PLEDGE AGREEMENT

          (f) No Governmental Approval by, and no filing with, any Governmental Body is required to be obtained by the Pledgor in connection with this Agreement and the transactions contemplated hereby (except for the filing of the financing statements in the jurisdictions identified in Annex 2 hereto).

          (g) The Pledgor is the sole legal and beneficial owner of the Collateral in which it purports to grant a security interest pursuant to
     Section 3 hereof, and no Lien exists or will exist upon the Collateral at any time (and, with respect to the Collateral, no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Collateral Agent for the benefit of the Secured Parties created or provided for herein, which pledge and security interest constitute a valid and enforceable first priority perfected pledge and security interest in and to all of the Collateral.

          (h) There is no action, suit or proceeding at law or in equity or by or before any Governmental Body, arbitral tribunal or other body now pending, or to the best knowledge of the Pledgor, threatened against or affecting the Pledgor or any of its Property or the Collateral which has or could reasonably be expected to have a material adverse effect on the Pledgor or the ability of the Pledgor to fulfill its obligations under this Agreement.

          (i) The Pledgor has filed or caused to be filed all tax returns that are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against the Pledgor or any of its Property and all other Taxes imposed on the Pledgor by any Governmental Body (other than Taxes the payment of which are not yet due or which are being contested in good faith and Taxes for which the failure to so file or pay does not have and could not reasonably be expected to have a material adverse effect on the Pledgor or the ability of the Pledgor to fulfill its obligations under this Agreement), and no tax Liens have been filed and no claims are being asserted with respect to any such Taxes.

          (j) The Pledgor has all right, title, interest in, to and under, and is the record owner of, the Collateral in which it purports to grant a security interest pursuant to Section 3 and no Lien exists or will exist upon the Collateral at any time (and no right to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Collateral Agent for the benefit of the Secured Parties created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of the Collateral.

          (k) The Membership Interests identified in Annex 1 hereto are, and all other Membership Interests of the Company in which the Pledgor shall hereafter grant a

                               PLEDGE AGREEMENT
     security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable, and none of such interests is or will be subject to any contractual restriction, or any restriction under the Company LLC Agreement, upon the transfer of such membership interests, including without limitation the admission of any such transferee as a Member of the Company (except for such restriction contained herein).

          Section 3.  THE PLEDGE
As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby pledges, assigns, hypothecates and transfers to the Collateral Agent for the equal and ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the equal and ratable benefit of the Secured Parties a Lien on and security interest in, all of the Pledgor's right, title and interest in, to and under the following, whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "COLLATERAL"):

          (a) its Membership Interests, together with the certificates (if any) evidencing the same, including, without limitation, all of its right, title and interest in, to and under the Company LLC Agreement, including, without limitation, (i) all rights of the Pledgor to receive moneys due but unpaid and to become due under or pursuant to the Company LLC Agreement, (ii) all rights of the Pledgor to participate in the operation or management of the Company and to take actions or consent to actions in accordance with the provisions of the Company LLC Agreement,
     (iii) all rights of the Pledgor to property of the Company, (iv) all rights of the Pledgor to receive proceeds of any insurance, bond, indemnity, warranty or guaranty with respect to the Company LLC Agreement, (v) all claims of the Pledgor for damages arising out of or for breach of or default under the Company LLC Agreement and (vi) all rights of the Pledgor to terminate, amend, supplement, modify or waive performance under the Company LLC Agreement, to perform thereunder and to compel performance and otherwise to exercise all remedies thereunder;

          (b) all shares, interests, securities, moneys or property representing a dividend on such Membership Interests or representing a distribution or return of capital upon or with respect to such Membership Interests or resulting from a split-up, revision, reclassification or other like change of the Collateral or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of the Collateral; and

          (c) all proceeds, products, offspring, rents, profits, royalties, revenues, issues, income, benefits, accessions, additions, substitutions and replacements of and to any and

                               PLEDGE AGREEMENT
     all of the property of the Pledgor described in the preceding clauses of this Section 3 and, to the extent related to any such property all books, correspondence, credit files, records, invoices and other papers.

          Section 4.  COVENANTS.
The Pledgor covenants and agrees that, until the Termination Date:

          (a) The Pledgor will not (i) cancel or terminate the Company LLC Agreement or consent to or accept any cancellation or termination thereof, (ii) amend, supplement or otherwise modify the Company LLC Agreement in a manner that would be adverse to the interests of the Noteholders under the Financing Documents or adversely affect the rights or remedies of the Collateral Agent hereunder or the value of the Collateral or (iii) petition, request or take any other legal or administrative action that seeks, or may reasonably be expected, to rescind, terminate, amend, modify or suspend the Company LLC Agreement; PROVIDED that after ACS has purchased the Membership Interests of the other Member(s) under Section 4.2 of the Company Limited Liability Company Agreement, ACS may terminate the Company Limited Liability Company Agreement if prior to such termination the Company has merged with or consolidated into ACS in a transaction permitted under Section
     9.6 of the Note Purchase Agreement and ACS has assumed in writing all of the Secured Obligations pursuant to an assignment and assumption agreement satisfactory to the Noteholders and has delivered to the Noteholders (a) an opinion of counsel satisfactory to the Noteholders covering the enforceability of such assignment and assumption agreement and such other matters as the Noteholders may reasonably request and (b) such other documents and financial information with respect to ACS as the Noteholders may reasonable request, which documents shall be satisfactory to the Noteholders.

          (b) The Pledgor shall preserve and maintain its corporate existence and all of its licenses, rights, privileges and franchises that are necessary or desirable for the maintenance of its existence and the fulfillment of its obligations under this Agreement.

          (c) The Pledgor shall pay and discharge all Taxes now or hereafter imposed on the Pledgor, on its income or profits, on any of its Property or upon the Liens provided for herein prior to the date on which penalties attach thereto for which the failure to so pay and discharge has or could reasonably be expected to have a material adverse effect on the Pledgor or the ability of the Pledgor to fulfill its obligations under this Agreement; PROVIDED that the Pledgor shall have the right to contest in good faith the validity or amount of any such Tax.

          (d) The Pledgor shall not create, incur, assume or suffer to exist any Lien upon any of the Collateral, except for Permitted Liens.

                               PLEDGE AGREEMENT

          (e) The Pledgor shall promptly upon obtaining knowledge of any action, suit or proceeding at law or in equity by or before any Governmental Body, arbitral tribunal or other body pending or threatened against the Pledgor which could result in a material adverse effect on the Pledgor or the ability of the Pledgor to fulfill its obligations under this Agreement or upon becoming aware of any other circumstance, act or condition (including, without limitation, the adoption, amendment or repeal of any Governmental Rule or the Impairment of any Governmental Approval or notice (whether formal or informal, written or oral) of the failure to comply with the terms and conditions of any Governmental Approval) which could result in a material adverse effect on the Pledgor or the ability of the Pledgor to fulfill its obligations under this Agreement, furnish to the Collateral Agent a written notice of such event describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Pledgor has taken and proposes to take with respect thereto.

          (f) Except as permitted by Section 9.2 of the Company LLC Agreement, ("RIGHT TO PURCHASE AND SELL MEMBERSHIP INTERESTS"), the Pledgor shall not sell, assign, transfer or otherwise dispose of all or any part of the Collateral, or consent to the issuance of any Membership Interests or other equity interest of any class by the Company, without the prior written consent of the Collateral Agent (which the Collateral Agent will provide only if instructed to do so by the Majority Holders).

          (g) Promptly after the Pledgor knows or has reason to believe that any Default or Event of Default relating to the Pledgor has occurred, the Pledgor shall deliver to the Collateral Agent written notice of such event describing the same in reasonable detail together with, or as soon thereafter as possible, a written description of the action that the Pledgor has taken or proposes to take with respect thereto.

          Section 5.  FURTHER ASSURANCES; REMEDIES.
In furtherance of the grant of the pledge and security interest pursuant to
Section 3 hereof, the Pledgor hereby agrees with the Secured Parties as follows:

          5.01  DELIVERY AND OTHER PERFECTION.
The Pledgor shall:

          (a) with respect to the Membership Interests held by the Pledgor, execute and deliver written instructions to the Company to register the Lien created hereunder in such ownership interests in the registration books maintained by the Company for such a purpose and cause the Company to execute and deliver to the Collateral Agent a written confirmation to the effect that the Lien created hereunder in such ownership interests has been duly registered in such registration books;

                               PLEDGE AGREEMENT

          (b) if any of the certificates, warrants, rights, options or other Property required to be pledged by the Pledgor under Section 3 hereof are received by the Pledgor, forthwith (i) transfer and deliver to the Collateral Agent such certificates, warrants, rights, options or other Property so received by the Pledgor (together with the certificates for any such Membership Interests and securities duly endorsed in blank), all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Collateral and/or (ii) take such other action as the Collateral Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such certificates, warrants, rights, options or other Property;

          (c) give, execute, deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be necessary or desirable or reasonably requested by the Collateral Agent in a notice to the Pledgor (given by the Collateral Agent upon the written directions of the Majority Holders) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest including, without limitation, causing any or all of the Collateral to be transferred of record into the name of the Collateral Agent or its nominee (and the Collateral Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to the Pledgor copies of any written notices and communications received by it with respect to the Collateral). Without limiting the generality of the foregoing, the Pledgor shall, if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent for the equal and ratable benefit of the Secured Parties such note or instrument duly endorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;

          (d) maintain, hold and preserve full and accurate Records, and stamp or otherwise mark such Records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement;

          (e) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its Records, and permit representatives of the Collateral Agent to be present at the Pledgor's place of business to receive copies of all communications and remittances relating to the Collateral, all in such manner as the Collateral Agent may require, and forward promptly to the Collateral Agent written copies of any notices or communications received by the Pledgor with respect to the Collateral; and

          (f) if any of the Collateral shall be evidenced by a promissory note or other

                               PLEDGE AGREEMENT
     instrument, deliver and pledge to the Collateral Agent for the equal and ratable benefit of the Secured Parties any all such notes or instruments, endorsed and/or accompanied by such executed instruments of assignment and transfer in such form and substance as the Collateral Agent may reasonably request.

          5.02  OTHER FINANCING STATEMENTS AND LIENS.
Without the prior consent of the Collateral Agent (which the Collateral Agent will provide to the extent directed to do so by the Majority Holders), the Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement, recordation of Liens or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties.

          5.03  PRESERVATION OF RIGHTS.
The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

          5.04  COLLATERAL.

          (a) So long as no Default or Event of Default shall have occurred and be continuing, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement, the Note Purchase Agreement or any other Financing Document; and, the Collateral Agent shall execute and deliver to the Pledgor or cause to be executed and delivered to the Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Pledgor may reasonably request in a writing delivered to the Collateral Agent for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to this Section 5.04(a).

          (b) Unless and until a Default or Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive, retain and distribute as dividends or otherwise any dividends on the Collateral paid or payable in accordance with the terms of the Agency and Disbursement Agreement.

          (c) If any Default or Event of Default shall have occurred and be continuing, and whether or not the Collateral Agent or any other Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Note Purchase Agreement or any other Financing Document, all dividends and other distributions on the Collateral received by the Pledgor in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent in the same form as

                               PLEDGE AGREEMENT
received. Subject to the terms of this Agreement, and, if the Collateral Agent shall so request, the Pledgor agrees to execute and deliver to the Collateral Agent appropriate additional dividend, distribution and other orders and documents to that end, PROVIDED that if such Default or Event of Default is waived or cured, any such dividend or distribution theretofore paid to the Collateral Agent shall, upon written request of the Pledgor (except to the extent theretofore applied to the Secured Obligations), be returned by the Collateral Agent to the Pledgor.

          5.05  EVENTS OF DEFAULT, ETC.
During the period during which an Event of Default shall have occurred and be continuing:

          (a) the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in the States of New York and Delaware and any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and the Pledgor agrees to take all such reasonable action as may be appropriate to give effect to such right);

          (b) the Collateral Agent may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

          (c) the Collateral Agent may (but shall have no obligation to, except to the extent required under the Agency and Disbursement Agreement), upon not less than five Business Days' prior notice to the Pledgor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent, the other Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems advisable, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale conducted in a commercially reasonable manner) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or

                               PLEDGE AGREEMENT
     equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice and right or equity being hereby expressly waived and released. The Collateral Agent may (but shall have no obligation to, except to the extent required under the Agency and Disbursement Agreement), without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
5.05 shall be applied in accordance with Section 5.09 hereof.

          The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, INTER ALIA, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that to the extent such private sale shall have been made in a commercially reasonable manner, the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.

          5.06  DEFICIENCY.
If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Pledgor shall remain liable for any deficiency only to the extent provided in Section 16.6 of the Note Purchase Agreement.

          5.07  REMOVALS, ETC.
Without at least 30 days' prior written notice to the Collateral Agent, the Pledgor shall not (a) maintain any of its Records at any office or maintain its principal place of business at any place other than at the address indicated beneath its signature hereto or (b) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

          5.08  PRIVATE SALE.
The Collateral Agent and the other Secured Parties, respectively, shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale, pursuant to Section 5.05 hereof, conducted in a commercially reasonable manner. The Pledgor hereby waives any claims against the Collateral Agent or any other Secured Party arising by reason of

                               PLEDGE AGREEMENT
the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

          5.09  APPLICATION OF PROCEEDS.
Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under this Section 5, shall be applied by the Collateral Agent in accordance with Section 7 of the Agency and Disbursement Agreement.

          5.10  ATTORNEY-IN-FACT.
Without limiting any rights or powers granted by this Agreement to the Collateral Agent, while no Default or Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Default or Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this
Section 5 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          5.11  PERFECTION.
Prior to or concurrently with the execution and delivery of this Agreement, the Pledgor shall deliver to the Collateral Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank (or otherwise properly indorsed (within the meaning of Section 8-304 of the UCC).

          5.12  TERMINATION.
Upon the Termination Date, the security interest created by this Agreement shall terminate and all rights to the Collateral shall revert to the Pledgor, and upon the written request of the Pledgor containing a certification that the Termination Date has occurred, the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Pledgor. The Collateral Agent shall also execute and deliver to the Pledgor upon such written request and certification such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Pledgor to effect the termination and release of the Liens on the Collateral.

                               PLEDGE AGREEMENT

          5.13  EXPENSES.
The Pledgor agrees to reimburse each of the Noteholders and the Collateral Agent for all costs and expenses of the Noteholders and the Collateral Agent (including, without limitation, the fees and expenses of legal counsel) in connection with (a) any Default or Event of Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (i) performance by the Collateral Agent of any obligation that the Pledgor has failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (iii) judicial or regulatory proceedings and (iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (b) the enforcement of this Section 5.13, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

          5.14  FURTHER ASSURANCES.
The Pledgor agrees that, from time to time upon the request of the Collateral Agent, the Pledgor will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effectuate the purposes of this Agreement.

          Section 6.  MISCELLANEOUS.

          6.01  NO WAIVER.
No failure on the part of the Collateral Agent or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent or any of its agents of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

          6.02  NOTICES.
All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature page hereof or, as to any party, at such other address as shall be designated by such party, in a notice to each

                               PLEDGE AGREEMENT
other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          6.03  WAIVERS, ETC.
This Agreement may be amended or modified only by an instrument in writing signed by the Pledgor and the Collateral Agent acting with the written consent of the Majority Holders and any provision of this Agreement may be waived by the Collateral Agent acting with written consent of the Majority Holders; PROVIDED that no amendment, modification or waiver shall, unless by an instrument in writing signed by each Noteholder or by the Collateral Agent acting with the written consent of each Noteholder, alter the terms of this
Section 6.03. Any waiver shall be effective only in the specific instance and for the specified purpose for which it was given.

          6.04  SUCCESSORS AND ASSIGNS.
This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Pledgor, the Collateral Agent, the other Secured Parties and each holder of any of the Secured Obligations (PROVIDED, HOWEVER, that the Pledgor shall not assign or transfer its rights hereunder without the prior consent of the Collateral Agent) (which the Collateral Agent will provide only if instructed to do so by the Majority Holders).

          6.05  COUNTERPARTS.
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          6.06  AGENTS.
The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          6.07  SEVERABILITY.
If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          6.08  HEADINGS.
The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

                               PLEDGE AGREEMENT

          6.09  LIMITATION OF LIABILITY.
The liability of the Pledgor for the payment and performance of the Secured Obligations shall be limited as and to the extent provided under Section 16.6 of the Note Purchase Agreement.

          6.10  SECURITY INTEREST ABSOLUTE.
The rights and remedies of the Collateral Agent hereunder, the Liens created hereby and the obligations of the Pledgor hereunder are absolute, irrevocable and unconditional, irrespective of:

          (a) the validity or enforceability of any of the Secured Obligations, any other Financing Document or any other agreement or instrument relating thereto;

          (b) any amendment to, waiver of, consent to or departure from, or failure to exercise any right, remedy, power or privileges under or in respect of, any of the Secured Obligations, any other Financing Document or any other agreement or instrument relating thereto;

          (c) the acceleration of the maturity of any of the Secured Obligations or any other modification of the time of payment thereof;

          (d) any substitution, release or exchange of any other security for or guarantee of any of the Secured Obligations or the failure to create, preserve, validate, perfect or protect any other Lien granted to, or purported to be granted to, or in favor of, the Collateral Agent or any other Secured Party; or

          (e) any other event or circumstance whatsoever which might otherwise constitute a legal or equitable discharge of a surety or a guarantor, it being the intent of this Section 6.10 that the obligations of the Pledgor hereunder shall be absolute, irrevocable and unconditional under any and all circumstances.

          6.11  SUBROGATION.
The Pledgor shall not exercise, and hereby irrevocably waives, any claim, right or remedy that it may now have or may hereafter acquire against the Company arising under or in connection with this Agreement, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by Governmental Rule or otherwise in any claim, right or remedy of the Collateral Agent or the Secured Parties against the Company or any other Person or any Collateral which the Collateral Agent or any Secured Party may now have or may hereafter acquire. If, notwithstanding the preceding sentence, any amount shall be paid to the Pledgor on account of such subrogation rights at any time when any of the Secured Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of the Pledgor and be turned over to the Collateral Agent in the

                               PLEDGE AGREEMENT
exact form received by the Pledgor (duly endorsed by the Pledgor to the Collateral Agent, if required), to be applied against the Secured
Obligations, whether matured or unmatured, in accordance with the Note Purchase Agreement and the Security Documents.

          6.12  REINSTATEMENT.
This Agreement and the Lien created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Secured Obligations is rescinded or must otherwise be restored by any holder of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Pledgor shall indemnify the Collateral Agent and each other Secured Party on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Collateral Agent or such other Secured Party in connection with such rescission or restoration.

          6.13  JURISDICTION AND PROCESS.
THE PLEDGOR AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH, OR ANY LEGAL ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT OBTAINED AGAINST THE PLEDGOR, FOR BREACH HEREOF OR THEREOF, OR AGAINST ANY OF ITS PROPERTIES, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK BY ANY SECURED PARTY OR ON BEHALF OF SUCH SECURED PARTY, AS SUCH SECURED PARTY MAY ELECT, AND THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH LEGAL ACTION OR PROCEEDING. THE PLEDGOR HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, WHOSE ADDRESS IS 1633 BROADWAY, NEW YORK, NY 10019, OR ANY OTHER PERSON HAVING AND MAINTAINING A PLACE OF BUSINESS IN THE STATE OF NEW YORK WHOM THE PLEDGOR MAY FROM TIME TO TIME HEREAFTER DESIGNATE (HAVING GIVEN 30 DAYS' NOTICE THEREOF TO THE COLLATERAL AGENT), AS THE TRUE AND LAWFUL ATTORNEY AND DULY AUTHORIZED AGENT FOR ACCEPTANCE OF SERVICE OF LEGAL PROCESS. THE PLEDGOR HEREBY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SPECIFIED IN SECTION 6.02 OF THIS AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE COLLATERAL AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IN

                               PLEDGE AGREEMENT

ADDITION, THE PLEDGOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          6.14  NO THIRD PARTY BENEFICIARIES.
THE AGREEMENTS OF THE PARTIES HERETO ARE SOLELY FOR THE BENEFIT OF THE PLEDGOR, THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES, AND NO PERSON (OTHER THAN THE PARTIES HERETO, THE OTHER SECURED PARTIES AND THEIR SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

          6.15  GOVERNING LAW.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          6.16  WAIVER OF JURY TRIAL.
EACH OF THE PLEDGOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE COMPANY LLC AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          6.17  BENEFITS OF AGENCY AND DISBURSEMENT AGREEMENT.
For all purposes of this Agreement, in the performance of any duty or obligation or the exercise of any right, power, or authority of the Collateral Agent hereunder, including, without limitation, the giving of any consent hereunder, the Collateral Agent shall be entitled to the benefits of the Agency and Disbursement Agreement.

                               PLEDGE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       AMERICAN CRYSTAL SUGAR COMPANY



                                       By
                                          -----------------------------------
                                          Title:



                                       FIRST UNION TRUST COMPANY,
                                         NATIONAL ASSOCIATION,
                                         as Collateral Agent



                                       By
                                          -----------------------------------
                                          Title:

                                       Address for Notices:

                                       First Union Trust Company, National
                                         Association, as Collateral Agent
                                         for Holders of [Notes]
                                       One Rodney Square, First Floor
                                       920 King Street
                                       Wilmington, Delaware 19801
                                       Attention: Corporate Trust Administration
                                       Telecopier No.: (302)-888-7544
                                       Telephone No.: (302)-888-7539


                               PLEDGE AGREEMENT

                                                                        ANNEX 1

                              MEMBER COLLATERAL

                       AMERICAN CRYSTAL SUGAR COMPANY


Type of                                                Certificate
Membership                        Number of               No(s).
Interests                           Units                (if any)
----------                        ---------            -----------




                               PLEDGE AGREEMENT